                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                EXHIBIT 99.1

----------------------------------------------------------              ------------------------------------------
In re: First Alliance Corporation, a Delaware Corporation,              DEBTOR IN POSSESSION OPERATING REPORT
Debtor                                                                  Report Number: 20    Pages: 1 of 3
                                                                        For the period FROM: 11/01/01
Chapter 11 case No: SA 00-12371 LR                                                       TO: 11/30/01
----------------------------------------------------------              ------------------------------------------
1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Revenue                                    $48,580.46
          Less: Sales Returns or Discounts                    $0.00
                                                          -------------
                    Net Revenue                                          $48,580.46

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
          Add: Purchases                                      $0.00
          Less: Ending Inventory at Cost                      $0.00
                                                          -------------
                    Cost of Goods Sold                                      $0.00
                            Gross Profit                                               $48,580.46
                            Other Operating Revenue                                       $0.00

          Less: Operating Expenses:
          Officer Compensation                                $0.00
          Salaries and Wages - Other Employees                $0.00
                                                          -------------
                    Total Salaries and Wages                                $0.00
                    Employee Benefits and Pensions                          $0.00
          Payroll Taxes                                       $0.00
          Real Estate Taxes                                   $0.00
          Federal and State Income Taxes                      $0.00
                                                          -------------
                    Total Taxes                                             $0.00
          Rent and Lease Expense                              $0.00
          Interest Expense                                    $0.00
          Insurance                                           $0.00
          Auto Expense                                        $0.00
          Utilities                                           $0.00
          Depreciation and Amortization                       $0.00
          Repairs and Maintenance                             $0.00
          Advertising                                         $0.00
          Supplies, Office Expenses, etc                      $0.00
          Bad Debt                                            $0.00
          Miscellaneous Operating Expenses                    $0.00
                                                          -------------
                    Total Operating Expenses                                $0.00
                                                                        --------------
                            Total Expenses                                                $0.00
                                                                                      --------------
                            Net Gain/(Loss) from Business Operations                    $48,580.46
                                                                                      --------------

 B.  Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                    Other Non-Operating Revenues                            $0.00
                    Gross Proceeds on Sale of Assets          $0.00
                    Less: Original Cost of Assets             $0.00
                                                          -------------
                            Net Gain/Loss on Sale of Assets                 $0.00
                                                                        --------------
                    Total Non-Operating Income                                            $0.00
          Expenses Not related to Business Operations
                    Legal and Professional Fees                          $382,383.62
                    Other Non-Operating Expenses                            $0.00
                                                                        --------------
                    Total Non-Operating Expenses                                       $382,383.62
                                                                                      --------------

                                                                                      --------------
NET INCOME/(LOSS) FOR PERIOD                                                           ($333,803.16)
                                                                                      ==============
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2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)

                                                ---------------  ---------------
                                                PAYABLES (1)     RECEIVABLES
                                                ---------------  ---------------
                         Current Under 30       $                $    45,687.50
                                                ---------------  ---------------
                         Overdue 31-60 days     $                $    29,680.55
                                                ---------------  ---------------
                         Overdue 61-90 days     $                $            -
                                                ---------------  ---------------
                         Overdue 91-120 days    $                $            -
                                                ---------------  ---------------
                         Overdue Over 121 days  $                $            -
                                                ---------------  ---------------
                                  TOTAL         $            -   $    75,368.05
                                                ---------------  ---------------

Note
(1) Payables related to FACO are reflected as part of the intercompany balances maintained with FAMCO CA.

OTHER BUSINESS RELATED ASSETS - TREASURY BILL INVESTMENTS

                                                ---------------  ---------------
                                                     AMOUNT        MATURE DATE
                                                ---------------  ---------------
                                                  7,464,358.34       1/3/02
                                                ---------------  ---------------
                                                 12,442,809.03      1/10/02
                                                ---------------  ---------------
                                                  9,954,247.22      1/17/02
                                                ---------------  ---------------
                               Total:           $29,861,414.59
                                                ---------------  ---------------

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3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
----------------------------------------------------------------------------------------------------------------------
                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
----------------------------------------------------------------------------------------------------------------------
NA
----------------------------------------------------------------------------------------------------------------------

* Explanation for non-payment:   N/A


4. Tax liability

Gross payroll expenses for the period                    $           -
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

                                          ----------------------------------------------------
                                                                             Post Petition
                                             Date Paid       Amount Paid    Taxes Still Owing
                                          ----------------------------------------------------
   Federal payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
     State payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
               State sales and use taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                     Real property taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                                   Total                     $         -    $          -
                                                             ---------------------------------



5.  Insurance Coverage

                                   ---------------------------------------------------------------
                Insurance Coverage Carrier/Agent     Amount of   Policy Expiration    Premium Paid
                                      Name           Coverage          Date               Thru
                                   ---------------------------------------------------------------
             Worker's Compensation State Fund        $  1,000,000       6/1/2002          6/1/2002
                                   ---------------------------------------------------------------
               *Commercial Package Various           $  4,350,000      7/30/2002         7/30/2002
                                   ---------------------------------------------------------------
                              Life None
                                   ---------------------------------------------------------------
                          Vehicles National American $  1,000,000      7/30/2002         7/30/2002
                                   ---------------------------------------------------------------
              Other: Mortgage Bond Lloyds            $  5,000,000       6/1/2002          6/1/2002
                                   ---------------------------------------------------------------
            Directors and Officers Lloyds            $ 10,000,000       6/1/2002          6/1/2002
                                   ---------------------------------------------------------------
            Directors and Officers Greenwich         $ 10,000,000      7/12/2002         7/12/2002
                                   ---------------------------------------------------------------
      Professional Liability (E&O) Indian Harbor     $  3,000,000      7/12/2002         7/12/2002
                                   ---------------------------------------------------------------

* Includes buildings and all property damage, as well as liability for injuries

6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

------------------------------------------------------------------------------------------------
Name of Professional        State Type of Professional        Total Post Petition Amount Unpaid
------------------------------------------------------------------------------------------------
None *
------------------------------------------------------------------------------------------------

* Unpaid professional fees related to FACO are included as part of the unpaid professional fees reflected in the Operating Report of FAMCO CA.


8. Narrative Report of Significant Events out of the Ordinary Course of
   Business:

N/A


9. Quarterly fees

---------------------------------------------------------------------------------------------------
 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
---------------------------------------------------------------------------------------------------
  3/31/2000       $           -    $    250.00    5/5/2000    $    250.00    1239       $       -
---------------------------------------------------------------------------------------------------
  6/30/2000       $   197,557.00   $  1,250.00    8/3/2000    $  1,250.00    1876       $       -
---------------------------------------------------------------------------------------------------
  9/30/2000       $ 2,278,907.00   $  7,500.00   11/8/2000    $  7,500.00    2400       $       -
---------------------------------------------------------------------------------------------------
  12/31/2000      $   303,200.00   $  3,750.00   2/21/2001    $  3,750.00    2764       $       -
---------------------------------------------------------------------------------------------------
  3/31/2001       $         0.27   $    250.00   4/27/2001    $    250.00    2996       $       -
---------------------------------------------------------------------------------------------------
  6/30/2001       $   418,200.00   $  3,750.00   7/25/2001    $  3,750.00    3241       $       -
---------------------------------------------------------------------------------------------------
  9/30/2001       $           -    $    250.00   10/29/2001   $    250.00    3484       $       -
---------------------------------------------------------------------------------------------------
                                                                           Total Due    $       -
                                                                                        -----------


I, Joel Blitzman, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: December 13, 2001      /S/ Joel Blitzman, Vice President and Controller
                              --------------------------------------------------
                              Debtor in Possession